Castlight Health Announces Third Quarter 2015 Results

Total Revenue of $19.5 Million, Up 60% Year Over Year

SAN FRANCISCO - November 4, 2015 - Castlight Health, Inc. (NYSE:CSLT), the leader in enterprise healthcare management (EHM), today announced results for its third quarter ended September 30, 2015.

“Among the new customers Castlight added during the quarter were four Fortune 500 businesses. We also signed an exciting collaboration with Anthem Inc. to accelerate adoption of Castlight technologies,” said Giovanni Colella, M.D., co-founder and chief executive officer of Castlight Health. “We significantly expanded our product leadership with the addition of Castlight Action, a new product that gives benefits leaders simple and effective new ways to proactively identify and connect employees who need care with the benefits that can help them."

Financial Performance for the Three Months Ended September 30, 2015

•	Total revenue for the third quarter of 2015 was $19.5 million, an increase of 60% from the third quarter of 2014. Subscription revenue was $18.2 million, an increase of 62% on a year-over-year basis.

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Gross margin for the third quarter of 2015 was 55.5%, compared to a gross margin of 41.4% in the third quarter of 2014. Non-GAAP gross margin for the third quarter of 2015 was 59.3% compared to a non-GAAP gross margin of 44.4% in the third quarter of 2014.

•
Operating loss for the third quarter of 2015 was $20.1 million, compared to an operating loss of $20.3 million in the third quarter of 2014. Non-GAAP operating loss for the third quarter of 2015 was $15.9 million, compared to a non-GAAP operating loss of $16.2 million in the third quarter of 2014.

•	Net loss per basic and diluted share was $0.21 in the third quarter of 2015, compared to a net loss per basic and diluted share of $0.23 in the third quarter of 2014. The non-GAAP net loss per basic and diluted share for the third quarter of 2015 was $0.17, compared to a net loss per basic and diluted share of $0.18 in the third quarter of 2014. For both GAAP and non-GAAP purposes, the weighted average basic and diluted share count for the third quarter of 2015 was 94.4 million compared to 89.7 million in the third quarter of 2014.

•
Total cash, cash equivalents and marketable securities were $147.2 million at the end of the third quarter of 2015. Cash used in operations for the third quarter of 2015 was $14.5 million, compared to $7.5 million used in operations in the third quarter of 2014.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures”.

Business Outlook

Q4 2015 Guidance: Revenue for the company’s fourth quarter is expected to be $20.7 million to $21.0 million. We expect to generate a non-GAAP operating loss in the range of $15.4 million to $16.4 million and a non-GAAP net loss per share of $0.16 to $0.17 based on 95 million weighted average basic and diluted shares outstanding.

Full Year 2015 Guidance: Revenue for the company’s full year 2015 is expected to be in the range of $74.7 million to $75.0 million, an increase of 64% year-over-year. Non-GAAP operating loss is expected to be in the range of $65.0 million to $66.0 million. Non-GAAP basic and diluted loss per share is expected to be in the range of $0.68 to $0.70 based on 94 million to 95 million weighted average basic and diluted common shares outstanding.

For both the fourth quarter and the full year 2015, non-GAAP guidance excludes the effects of stock-based compensation expense and capitalization and amortization of internal-use software.

Quarterly Conference Call

Castlight Health will host a conference call to discuss its third quarter 2015 results today at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations website at http://ir.castlighthealth.com. In addition, an archive of the webcast can be accessed through the same link. Participants who choose to call in to the conference call can do so by dialing 1-877-201-0168. The conference ID number is 57888376. A replay will be available for one week at 1-855-859-2056, passcode 57897700.

About Castlight Health

Castlight Health, Inc. (NYSE:CSLT) is a leader in Enterprise Healthcare Management. We believe great healthcare builds great business and U.S. enterprises can gain control over the $620 billion spent annually on healthcare, transforming a crippling cost into a strategic business advantage. Recognized as a top 2014 software platform by the HR Technology Conference & Exposition, the Castlight Enterprise Healthcare Cloud enables employers to understand and manage all their healthcare investments while helping employees make the best possible healthcare decisions. Castlight is a great place to work, honored with a Glassdoor Employees’ Choice award and recognized by Rock Health for Diversity in Leadership. For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook. Source: Castlight Health.

Non-GAAP Financial Measures

To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross margin (loss), non-GAAP operating expense, non-GAAP operating loss, non-GAAP net loss and non-GAAP net loss per share. These non-GAAP financial measures differ from GAAP financial measures in that they exclude stock-based compensation, warrant expense, capitalization and amortization of internal-use software and the associated tax impact of these items, where applicable.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the fourth quarter of 2015 and full year 2015 to comparable GAAP operating loss and net loss per share guidance because we do not provide guidance for stock-based compensation expense and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP operating loss. The factors that may impact our future stock-based compensation expense and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor For Forward-Looking Statements

This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s fourth quarter and full year projections, our expectations for future performance of our business, market growth and business conditions, future innovation by the company and future developments with respect to the digital healthcare industry. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2015 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of
	September 30, 2015	December 31, 2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$25,671	$17,425
Marketable securities	121,525	175,057
Accounts receivable, net	13,645	11,097
Deferred commissions	3,864	3,675
Prepaid expenses and other current assets	5,134	3,476
Total current assets	169,839	210,730
Property and equipment, net	6,269	3,630
Marketable securities, noncurrent	—	6,220
Restricted cash, noncurrent	1,000	—
Deferred commissions, noncurrent	3,145	2,563
Other assets	4,670	131
Total assets	$184,923	$223,274
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,057	$3,217
Accrued expenses and other current liabilities	4,975	5,791
Accrued compensation	9,457	10,455
Deferred revenue	24,592	20,708
Total current liabilities	43,081	40,171
Deferred revenue, noncurrent	8,538	6,652
Other liabilities, noncurrent	1,455	261
Total liabilities	53,074	47,084
Commitments and contingencies
Stockholders’ equity	131,849	176,190
Total liabilities and stockholders’ equity	$184,923	$223,274

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenue:
Subscription	$18,233	$11,254	$50,417	$28,293
Professional services	1,306	955	3,583	2,825
Total revenue	19,539	12,209	54,000	31,118
Cost of revenue:
Cost of subscription (1)	3,081	2,596	8,532	8,223
Cost of professional services (1)	5,606	4,559	15,581	12,932
Total cost of revenue	8,687	7,155	24,113	21,155
Gross profit	10,852	5,054	29,887	9,963
Operating expenses:
Sales and marketing (1)	16,731	14,760	50,835	46,267
Research and development (1)	7,868	5,630	21,853	16,633
General and administrative (1)	6,311	4,944	18,291	13,473
Total operating expenses	30,910	25,334	90,979	76,373
Operating loss	(20,058)	(20,280)	(61,092)	(66,410)
Other income, net	51	81	230	154
Net loss	$(20,007)	$(20,199)	$(60,862)	$(66,256)
Net loss per share, basic and diluted	$(0.21)	$(0.23)	$(0.65)	$(0.96)
Weighted-average shares used to compute basic and diluted net loss per share	94,409	89,698	93,343	68,960
_______________________

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Cost of revenue:
Cost of subscription	$96	$60	$196	$99
Cost of professional services	647	306	1,522	726
Sales and marketing	2,058	2,013	5,883	4,339
Research and development	981	561	2,344	1,475
General and administrative	1,177	1,169	3,100	2,963

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Operating activities:
Net loss	$(20,007)	$(20,199)	$(60,862)	$(66,256)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	468	340	1,378	944
Stock-based compensation	4,959	4,109	13,045	9,602
Amortization of deferred commissions	917	875	2,576	3,119
Accretion and amortization of marketable securities	299	524	1,126	1,021
Expense related to warrant	—	160	—	2,659
Changes in operating assets and liabilities:
Accounts receivable	(2,597)	(886)	(2,548)	(6,213)
Deferred commissions	(1,595)	(2,257)	(3,346)	(3,626)
Prepaid expenses and other assets	792	(245)	(1,026)	(1,922)
Accounts payable	(542)	(191)	716	193
Accrued expenses and other liabilities	1,429	3,956	(1,740)	2,753
Deferred revenue	1,367	6,356	5,770	14,633
Net cash used in operating activities	(14,510)	(7,458)	(44,911)	(43,093)
Investing activities:
Restricted cash	—	—	(1,000)	101
Investment in related party	(1,000)	—	(4,125)	—
Purchase of property and equipment	(1,806)	(431)	(3,499)	(1,398)
Purchase of marketable securities	(67,366)	(48,213)	(86,324)	(210,388)
Sales of marketable securities	—	—	5,000	13,000
Maturities of marketable securities	78,466	45,765	140,019	53,765
Net cash provided by (used in) investing activities	8,294	(2,879)	50,071	(144,920)
Financing activities:
Proceeds from the exercise of stock options	354	300	3,180	1,928
Payments of deferred financing costs	—	—	(94)	—
Net proceeds from initial public offering	—	—	—	186,162
Net cash provided by financing activities	354	300	3,086	188,090

Net increase (decrease) in cash and cash equivalents	(5,862)	(10,037)	8,246	77
Cash and cash equivalents at beginning of period	31,533	35,268	17,425	25,154
Cash and cash equivalents at end of period	$25,671	$25,231	$25,671	$25,231

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2015	2015	2014	2015	2014
Gross profit:
GAAP gross profit subscription	$15,152	$14,346	$8,658	$41,885	$20,070
GAAP gross margin subscription	83.1%	83%	76.9%	83.1%	70.9%
Stock-based compensation expense	96	67	60	196	99
Amortization of internal-use software	24	24	—	72	—
Non-GAAP gross profit subscription	$15,272	$14,437	$8,718	$42,153	$20,169
Non-GAAP gross margin subscription	83.8%	83.6%	77.5%	83.6%	71.3%
GAAP gross loss professional services	$(4,300)	$(4,090)	$(3,604)	$(11,998)	$(10,107)
GAAP gross loss percentage professional services	(329)%	(332)%	(377)%	(335)%	(358)%
Stock-based compensation expense	647	450	306	1,522	726
Capitalization of internal-use software	(33)	—	—	(33)	—
Non-GAAP gross loss professional services	$(3,686)	$(3,640)	$(3,298)	$(10,509)	$(9,381)
Non-GAAP gross loss percentage professional services	(282)%	(295)%	(345)%	(293)%	(332)%
GAAP gross profit	$10,852	$10,256	$5,054	$29,887	$9,963
GAAP gross margin	55.5%	55.4%	41.4%	55.3%	32.0%
Impact of non-GAAP adjustments	734	541	366	1,757	825
Non-GAAP gross profit	$11,586	$10,797	$5,420	$31,644	$10,788
Non-GAAP gross margin	59.3%	58.3%	44.4%	58.6%	34.7%
Operating expense:
GAAP sales and marketing	$16,731	$17,641	$14,760	$50,835	$46,267
Expense related to warrant	—	—	(160)	—	(2,659)
Stock-based compensation expense	(2,058)	(2,074)	(2,013)	(5,883)	(4,339)
Non-GAAP sales and marketing	$14,673	$15,567	$12,587	$44,952	$39,269
GAAP research and development	$7,868	$7,391	$5,630	$21,853	$16,633
Stock-based compensation expense	(981)	(730)	(561)	(2,344)	(1,475)
Capitalization of internal-use software	841	513	162	1,636	162
Non-GAAP research and development	$7,728	$7,174	$5,231	$21,145	$15,320
GAAP general and administrative	$6,311	$6,517	$4,944	$18,291	$13,473
Stock-based compensation expense	(1,177)	(896)	(1,169)	(3,100)	(2,963)
Non-GAAP general and administrative	$5,134	$5,621	$3,775	$15,191	$10,510
GAAP operating expense	$30,910	$31,549	$25,334	$90,979	$76,373
Impact of non-GAAP adjustments	(3,375)	(3,187)	(3,741)	(9,691)	(11,274)
Non-GAAP operating expense	$27,535	$28,362	$21,593	$81,288	$65,099
Operating loss:
GAAP operating loss	$(20,058)	$(21,293)	$(20,280)	$(61,092)	$(66,410)
Impact of non-GAAP adjustments	4,109	3,728	4,107	11,448	12,099
Non-GAAP operating loss	$(15,949)	$(17,565)	$(16,173)	$(49,644)	$(54,311)
Net loss and net loss per share:
GAAP net loss	$(20,007)	$(21,212)	$(20,199)	$(60,862)	$(66,256)
Total pre-tax impact of non-GAAP adjustments	4,109	3,728	4,107	11,448	12,099
Income tax impact of non-GAAP adjustments	—	—	—	—	—
Non-GAAP net loss	$(15,898)	$(17,484)	$(16,092)	$(49,414)	$(54,157)
Basic and Diluted net loss per share
GAAP	$(0.21)	$(0.23)	$(0.23)	$(0.65)	$(0.96)
Non-GAAP	$(0.17)	$(0.19)	$(0.18)	$(0.53)	$(0.79)
Shares used in basic and diluted net loss per share computation	94,409	93,804	89,698	93,343	68,960

Investor Contact:
Charles Butler
ir@castlighthealth.com
415-829-1400
Media Contact:
Jim Rivas
press@castlighthealth.com
415-515-8780